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Exhibit 10.9.2

1. Indemnification Agreement, dated October 30, 1996, between the Company and Gary L. Walsh.

2. Indemnification Agreement, dated October 30, 1996, between the Company and Robert A. Allen.

3. Indemnification Agreement, dated October 30, 1996, between the Company and Leo F. Korman.

4. Indemnification Agreement, dated October 30, 1996, between the Company and Debra L. Varian.

5. Indemnification Agreement, dated November 12, 1996, between the Company and Thomas A. Berglund.

6. Indemnification Agreement, dated November 12, 1996, between the Company and Terry J. Blumer.

7. Indemnification Agreement, dated November 12, 1996, between the Company and John A. Sprague.